EXHIBIT 10.22

FLORIDA DEPARTMENT OF EDUCATION
OFFICE OF STUDENT FINANCIAL ASSISTANCE
FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
LENDING INSTITUTION PARTICIPATION AGREEMENT

This Agreement is entered into for the purpose of participation in the Florida Guaranteed Loan Programs. The Bank of New York, solely in its capacity as eligible lender trustee (Lender #833872) for Student Loan Consolidation Center Student Loan Trust — I (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust.

WHEREAS, eligible lender trustee other than those held in trust hereinafter referred to as the “Lender”, wishes to be able to secure loan insurance on loans made to or on behalf of students pursuing programs of postsecondary education pursuant to Title IV, Part B, of the Higher Education Act of 1965, as amended, hereinafter referred to as the “Act”, and

WHEREAS, The Florida Department of Education, hereinafter referred to as the “Department”, has qualified for reinsurance of such loans and having found the Lender qualifies as an eligible lender under the provisions of the Act, the applicable parts of Title 34 of the Code of Federal Regulations (hereinafter referred to as “Federal Regulations”), Florida Statutes and the Rules of the State Board of Education (hereinafter referred to as “SBE Rules”), wishes to encourage the holding and originating of such loans by the Lender.

NOW THEREFORE, it is agreed that:

1.	Within such limits as may be set by the Act, Federal Regulations, Florida Statutes and SBE Rules, the Department shall fully guarantee all loans held and originated by the lender which are reinsurable under Act and Federal Regulations. The Act, the applicable Federal Regulations, the applicable Florida Statutes and SBE Rules are a part of this Agreement.

2.	In making or servicing guaranteed loans to or on behalf of eligible borrowers, the Lender will assist them in securing such reductions in their obligations to pay interest on loans made by the Lender as they may be eligible to receive under the Act and Federal Regulations.

3.	Due diligence in making, servicing, and collecting Florida guaranteed loans will be provided by the Lender as specified by Federal Regulations and SBE Rules.

4.	The Lender will maintain transaction records and reports in such form and containing such information as the Department requires, and will afford access thereto as the Department or its authorized representatives may find necessary to assure correctness and to verify such records and reports.

5.	The Department will supply the Lender with all forms and informational materials as are necessary to perform the requirements set forth by this Agreement. Any addition, substitution, or alteration of forms provided by the Department must be approved, in advance of their use, by the Department.

6.	The Lender will provide notification to the Department when it acquires a loan for which the Department has issued a notice of loan guarantee. Regarding a guaranteed loan already held by the Lender, in order for a loan account to remain subject to the Department’s guarantee obligation, the loan may be transferred only to another approved lender or eligible holder of Florida Guaranteed loans.

7.	Payment of a note may be extended in whole or in part, and the provisions of the note may be modified without notice to and without affecting the liability of the Department, if such extension or modification complies with the requirements for notes under this Agreement, Federal Regulations and SBE Rules.

8.	The Lender will notify the Department of any servicing or management of the Lender’s guaranteed loan portfolio performed by an agent(s) other than the holder of record.

9.	Whenever any guaranteed note shall be in default, or upon the death or total and permanent disability of a borrower, or upon adjudication in bankruptcy, the Department will, upon receipt of a properly documented claim from the Lender, purchase the total amount of principal and interest then due and owing to the Lender, in accordance with Federal Regulations and SBE Rules.

10.	The Department shall maintain on deposit with the State Treasurer of Florida or State Board of Administration funds or negotiable securities representing no less than two percent (2%) of the total unpaid principal amount of all guarantees issued by the Department or the guaranteed portion of unpaid principal of all notes previously guaranteed by the Department exclusive of such portion as may have been reinsured or guaranteed by the United States of America or an agency, department, or instrumentality thereof. A statement of such funds and securities as of the close of the latest state fiscal year shall be furnished to the Lender upon request.

11.	The Lender represents that the Lender is not currently the object of any directive issued by the U.S. Department of Education or any state or federal agency which has the potential to limit, suspend or terminate the Lender’s eligibility to participate in the guaranteed loan programs. Further, the Lender will notify the Department on the same day it receives any such directives while this Agreement is in effect.

12.	The Lender will not enter into any formal or informal agreement with any school regarding the availability of Florida guaranteed loans, and will not provide to or accept financial inducements from any school for making Florida guaranteed loans available to students attending a school.

13.	The Lender shall not discriminate nor deny equal opportunity on the basis of race, religion, sex, creed, national origin, marital status, or veteran status in any decision material to participation in the Florida Guaranteed Loan Programs, such as but not limited to, loan eligibility determinations, or approval of deferments, forbearance’s, repurchases and loan consolidation or refinancing.

14.	As a condition to the obligation of the Department herein, the Lender agrees to comply with all laws, rules, and regulations, currently in effect and as may be amended during the term of this Agreement, that are applicable to the transactions and loans which are to be guaranteed.

15.	This Agreement shall apply only to loans made after the date of execution by the Department and may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. If the Department intends to terminate this Agreement, the Department will establish the termination date in accordance with the provisions set forth in Federal Regulations and SBE Rules. The termination of this agreement shall not affect the coverage of loans guaranteed prior to such termination.

16.	The Lender shall provide to the Department a Secretary’s or Cashier’s Certificate and a Certificate of Incumbency and Authenticity of Signatures, in the formats set out in Attachments 1 and 2, which are incorporated in and made a part of this Agreement by reference, or in a substantially equivalent format.

IN WITNESS WHEREOF, the parties have caused this instrument (which constitutes the entire Agreement of the parties and which shall not be amended except in writing or as stated herein) to be executed by their duly authorized officers.

FOR THE LENDER

     As an officer of this lending institution, I agree that this institution and its representatives will comply with all laws, program regulations, and rules under this Agreement.

     The Bank of New York as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust — I.

/s/ Tricia Heintz	2/15/02

Signature of Official	Date

Agent

Typed Name of Official

FOR THE DEPARTMENT

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training and Compliance
Florida Department of Education
Office of Student Financial Assistance

Attachment 1	(Bank Letterhead)	(SUGGESTED FORMAT AND STYLE ONLY)

SECRETARY’S OR CASHIER’S CERTIFICATE

     I hereby certify that the following is a true and exact copy of a Resolution adopted by the (Board of Directors or appropriate management committee or board committee in accordance with the By-laws) of                                                                                                                                                                 , at its

NAME OF LENDING INSTITUTION, CITY, COUNTY, STATE

(regular or Special) meeting held .
Date and Time

     RESOLVED, That                                                                                                                          ,

NAME OF LENDING INSTITUTION

shall become a participating lender in the Florida Guaranteed Loan Programs administered by the Florida Department of Education, and such loans as are made by the lender to be insured as to payment of principal and interest by the Florida Department of Education, and

FURTHER RESOLVED, That ,
NAME OF LENDING INSTITUTION

Subject to legal review by                                                                                                                         ,

NAME OF LENDING INSTITUTION

Counsel of pertinent contractual agreements provided by the Florida Department of Education desires to lend up to $                     annually under the terms and conditions for such loans set forth in the loan policy of the Bank, and

     FURTHER RESOLVED, That

(Name)               (Title)

is hereby authorized to execute a Lending Institution Participation Agreement by and between                                                                                                     , and the Florida Department of Education
                    Name of Lending Institution

     FURTHER RESOLVED, That

(Name)               (Title)

and

(Name)               (Title)

are authorized to sign on documents for

                         Name of Lending Institution

under the Florida Guaranteed Loan Program administered by the Florida Department of Education.”

Signed and dated at _________________, _______________, ___________, _______________
                                        (City)                         (County)                    (State)          (Date)

     (Institution’s Seal)

          (CEO Name)                                                            (Title)

Attachment 2	SUGGESTED FORMAT AND STYLE ONLY

(Bank Letterhead)

NAME OF LENDING INSTITUTION

CERTIFICATE OF INCUMBENCY AND AUTHENTICITY OF SIGNATURES

     I,                                                             , Vice President & Cashier of NAME OF LENDING INSTITUTION, CITY, COUNTY, STATE, do hereby certify that the following persons whose signatures appear below are duly elected and serving officers of the NAME LENDING INSTITUTIONS, and are authorized to sign on documents for the NAME OF LENDING INSTITUTION under the Florida Guaranteed Loan Programs administered by the Florida Department of Education.

(Name)	(Title)

(Signature)

(Name)	(Title)

(Signature)

Signed and dated at _________________, _______________, ___________, _______________
                                        (City)                         (County)                    (State)          (Date)

(Institution’s Seal)

(Name),
Vice President & Cashier

TRUSTEE’S CERTIFICATE

     I, Robert W. Seifert, as agent of The Bank of New York (the “Trustee”), DO HEREBY CERTIFY as follows:

1.	The Trustee is a banking corporation organized and existing under the laws of the State of New York and has been granted authority under said laws to exercise fiduciary powers, as evidenced by the Certificate of the Office of the Banking Department of the State of New York attached hereto as Exhibit A, which Certificate remains in full force and effect as of the date hereof.

2.	Under the bylaws of the Trustee, any officer is authorized to accept appointments as eligible lender trustee, and the Trustee has, as of the date hereof, accepted its appointment as Trustee under, and the trusts imposed upon it by “An Eligible Lender Trust Agreement dated as of March 1, 2002” and is hereby authorized to execute a Lending Institution Participation Agreement with the Florida Department of Education.

3.	Tricia Heintz and George W. Bemister as Agents of the Trustee, are authorized to execute on behalf of the Trustee any and all documents that relate to the Trustee and as may be required.

4.	The signature of Tricia Heintz and George W. Bemister set forth opposite their names and titles below are genuine signatures:

Tricia Heintz	/s/ Tricia Heintz
Agent

George W. Bemister	/s/ George W. Bemister
Agent

5.	The Agents named in this Certificate are duly appointed Agents of the Trustee, who are now in office and are authorized to perform the acts mentioned above on behalf of the Trustee as evidenced by certified extracts of the bylaws of the Trustee attached hereto as Exhibit B.

     IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of The Bank of New York for delivery on the 1st day of March 2002.

Agent

(SEAL)

EXHIBIT A

CERTIFICATE OF THE OFFICE OF THE
BANKING DEPARTMENT OF THE STATE OF NEW YORK

STATE OF NEW YORK

BANKING DEPARTMENT

     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, THE BANK OF NEW YORK, is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place of business as One Wall Street, New York, New York. Such corporation is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting trust company under the supervision of this Document.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 15th day of June in the Year Two Thousand and One.

/s/ P. Vincent Conlon

Deputy Superintendent of Banks

State of New York
Banking Department

State of New York
Banking Department

I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, the records in the Office of the Superintendent of Banks indicate that THE BANK OF NEW YORK is a corporation organized by Special Act of the New York State Legislature, Chapter 616 of the Laws of 1871, under the name “MUTUAL BENEFIT LIFE POLICY LOAN AND TRUST COMPANY OF NEW YORK”; and

     THAT, THE BANK OF NEW YORK is authorized to transact a trust and banking business in the State of New York and is operating under the supervision of this Department in accordance with Article III of the New York State Banking Law; and

     THAT, there were subsequent changes of its corporate title to COMMERCIAL TRUST COMPANY in 1884 and to NEW YORK AND LONDON TRUST COMPANY in 1900. Chapter 356 of the Laws of 1904 placed NEW YORK AND LONDON TRUST COMPANY under the supervision of the Superintendent of Banks. On October 28, 1905 the name was changed to COLUMBIA TRUST COMPANY; and

     THAT, on June 5, 1912 the name was changed to COLUMBIA-KNICKERBOCKER TRUST COMPANY by merger of KNICKBOCKER TRUST COMPANY into COLUMBIA TRUST COMPANY; and

     THAT, effective August 1, 1914, the name was changed from COLUMBIA-KNICKERBOCKER TRUST COMPANY to COLUMBIA TRUST COMPANY by Order of Court, a certified copy of which was filed in the Office of the Superintendent of Banks on June 23, 1914; and

     THAT, on February 7, 1923 the name was changed to IRVING BANK-COLUMBIA TRUST COMPANY by merger of IRVING BANK, NEW YORK into COLUMBIA TRUST COMPANY; and

     THAT, on September 17, 1926 the name was changed to IRVING BANK AND TRUST COMPANY by merger of NATIONAL BUTCHERS & DROVERS BANK OF THE CITY OF NEW YORK into IRVING BANK-COLUMBIA TRUST COMPANY; and

     THAT, on December 11, 1926 the name was changed to AMERICAN EXCHANGE IRVING TRUST COMPANY by merger of THE AMERICAN EXCHANGE-PACIFIC BANK into IRVING BANK AND TRUST COMPANY; and

     THAT, the name was changed to IRVING TRUST COMPANY by a Certificate filed in the Office of the Superintendent of Banks on February 1, 1929; and

     THAT, the name was changed from IRVING TRUST COMPANY to its present title of THE BANK OF NEW YORK on October 6, 1989, by absorbing THE BANK OF NEW YORK; and

State of New York
Banking Department

     THAT, the following amendments to its charter were filed in the Office of the Superintendent of Banks, as of the dates specified:

Certificate Changing Name of NEW YORK AND LONDON TRUST COMPANY to COLUMBIA TRUST COMPANY — filed October 31, 1905

Agreement of Merger of KNICKERBOCKER TRUST COMPANY into COLUMBIA TRUST COMPANY under the name of COLUMBIA-KNICKBOCKER TRUST COMPANY - filed June 5, 1912

Verified transcript of Proceedings to Increase Number of Directors - filed July 10, 1912

Supreme Court Order Directing Change of Name of COLUMBIA-KNICKERBOCKER TRUST COMPANY to COLUMBIA TRUST COMPANY - filed June 23, 1914

Certificate of Increase of the Amount of Capital Stock — filed December 4, 1916

Certificate of Increase of the Amount of Capital Stock — filed January 30, 1923

Agreement of Merger of IRVING BANK, NEW YORK into COLUMBIA TRUST COMPANY under the name of IRVING BANK-COLUMBIA TRUST COMPANY — filed February 7, 1923

Certificate of Increase of the Amount of Capital Stock — filed September 17, 1926

Agreement of Merger of THE NATIONAL BUTCHERS & DROVERS BANK OF THE CITY OF NEW YORK into IRVING BANK-COLUMBIA TRUST COMPANY under the name of IRVING BANK AND TRUST COMPANY — filed September 17, 1926

Certificate of Increase of the Amount of Capital Stock — filed December 2, 1926

Agreement of Merger of THE AMERICAN EXCHANGE-PACIFIC BANK into IRVING BANK AND TRUST COMPANY under the name of AMERICAN EXCHANGE IRVING TRUST COMPANY — filed December 11, 1926

Certificate of Increase of the Amount of Capital Stock — filed June 15, 1928

State of New York
Banking Department

Certificate of Increase of Number of Directors — filed January 9, 1929

Certificate of Change of Name of AMERICAN EXCHANGE IRVING TRUST COMPANY to IRVING TRUST COMPANY — filed February 1, 1929

Certificate of Increase of the Amount of Capital Stock, Reduction of Par Value of Shares and Increase of Number of Shares — filed April 17, 1929

Certificate of Decrease of Number of Directors — filed January 22, 1932

Certificate of Decrease of Number of Directors — filed January 17, 1934

Certificate of Change of Provisions Relating to the Number of Directors — filed January 19, 1938

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 30, 1958

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 29, 1959

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 28, 1960

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 26, 1961

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed February 1, 1962

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 31, 1963

Certificate of Amendment of Certificate of Incorporation to Increase Capital Stock — filed January 30, 1964

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed March 29, 1965

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed August 11, 1966

State of New York
Banking Department

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed August 2, 1967

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed January 17, 1968

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed February 25, 1972

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed October 31, 1977

Certificate of Amendment of the Organization Certificate for a change in the number of Directors — filed September 17, 1979

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed December 28, 1979

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed June 3, 1981

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed December 22, 1982

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed March 4, 1988

Certificate of Amendment of the Organization Certificate to Increase Capital Stock — filed April 21, 1988

Certificate of Effectiveness of (the merger and) change of name of IRVING TRUST COMPANY to THE BANK OF NEW YORK, when THE BANK OF NEW YORK merged into IRVING TRUST COMPANY — filed October 6, 1989

Certificate of Amendment of the Organization Certificate to increase Capital Stock — filed December 30, 1991

Certificate of Amendment of the Organization Certificate to increase Capital Stock — filed December 31, 1992

Certificate of Amendment of the Organization Certificate to increase Capital Stock — filed November 20, 1996; and

     THAT, no amendments to its Organization Certificate have been filed in the Office of the Superintendent of Banks except those set forth above; and

State of New York
Banking Department

     I DO FURTHER CERTIFY THAT, THE BANK OF NEW YORK, the principal office of which is located at One Wall Street, New York, New York, is a continuation of the entity and identity of “MUTUAL BENEFIT LIFE POLICY LOAN AND TRUST COMPANY OF NEW YORK”, and has not been dissolved.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 18th day of September in the Year of Our Lord One thousand nine hundred and ninety-eight

/s/ Manuel Kursky

Deputy Superintendent of Banks

EXHIBIT B

CERTIFIED EXTRACTS OF THE BYLAWS OF THE TRUSTEE

CORPORATE TRUST DIVISION
OFFICIAL SIGNING POWER AUTHORITY

Pursuant to Article 6, Section 6.2 and Section 6.3 of the By-Laws of The Bank of New York. I hereby convey to the following officers of The Bank of New York Trust Company of Florida, N.A., the signing authorities noted, in their capacity as Agent of The Bank of New York:

SIGNING POWER
NAME	AUTHORITY

Michael Pellino	Section 6.3A. 6.3J

Sharon Atkinson	Section 6.3A. 6.3J
Christine Boyd	Section 6.3A. 6.3J
Mark Brown	Section 6.3A. 6.3J
Julz Burgess	Section 6.3A. 6.3J
Sandra G. Carreker	Section 6.3A. 6.3J
Trevor Coore	Section 6.3A. 6.3J
Diane Crincoli	Section 6.3A. 6.3J
Thomas Dawkins	Section 6.3A. 6.3J
Elizabeth Dean	Section 6.3A. 6.3J
Tamara Klement-Ellis	Section 6.3A. 6.3J
Elizabeth Feezor	Section 6.3A. 6.3J
Ann M. Harris	Section 6.3A. 6.3J
Karen Hart	Section 6.3A. 6.3J
Tricia Heintz	Section 6.3A. 6.3J
Martin Henry	Section 6.3A. 6.3J
Troy L. Kilpatrick	Section 6.3A. 6.3J
William Lamm	Section 6.3A. 6.3J
Maryem Magee	Section 6.3A. 6.3J
Peggy T. McWhorter	Section 6.3A. 6.3J
Edward J. Mitchell	Section 6.3A. 6.3J
Terrance Mohammed	Section 6.3A. 6.3J
Charles S. Norten, IV	Section 6.3A. 6.3J
Sheila Papelbon	Section 6.3A. 6.3J
Paula Portuondo	Section 6.3A. 6.3J
Antonio Portuondo	Section 6.3A. 6.3J
Frederick Schaal	Section 6.3A. 6.3J
James D. Schiefelbein	Section 6.3A. 6.3J
Janalee Scott	Section 6.3A. 6.3J
Robert Seifert	Section 6.3A. 6.3J
Howard Shellkopf	Section 6.3A. 6.3J
Elizabeth T. Talley	Section 6.3A. 6.3J
Elizabeth Walsh	Section 6.3A. 6.3J
Philip Watson	Section 6.3A. 6.3J
Ethel White	Section 6.3A. 6.3J

Barbara Buck	Section 6.3A. 6.3J
Heidi Bowers	Section 6.3A. 6.3J

SIGNING POWER
NAME	AUTHORITY

Carolyn R. Cone	Section 6.3A. 6.3J
Cary L. Jones	Section 6.3A. 6.3J
Derek Kettel	Section 6.3A. 6.3J
Sheryl Lear	Section 6.3A. 6.3J
Helen Mabe	Section 6.3A. 6.3J
Kurt Marson	Section 6.3A. 6.3J
Cynthia Moore	Section 6.3A. 6.3J
Kara Lee Partin	Section 6.3A. 6.3J
Jenny Reid	Section 6.3A. 6.3J
Michael Ruppel	Section 6.3A. 6.3J
Tammy Stegall	Section 6.3A. 6.3J
Marc Stickney	Section 6.3A. 6.3J
Stefan Victory	Section 6.3A. 6.3J
Patricia W. Wilkes	Section 6.3A. 6.3J

Linda Boenish	Section 6.3A. 6.3J
Vicki Bellamy	Section 6.3A. 6.3J
George Bemister	Section 6.3A. 6.3J
Deborah Bennett	Section 6.3A. 6.3J
Tanya Chong	Section 6.3A. 6.3J
Deborah T. Daly	Section 6.3A. 6.3J
Robin L. Foster	Section 6.3A. 6.3J
Carol Hale	Section 6.3A. 6.3J
Eunice Horton	Section 6.3A. 6.3J
David M. Johnson	Section 6.3A. 6.3J
Craig Kaye	Section 6.3A. 6.3J
Giselle LaVerde	Section 6.3A. 6.3J
Sheryl Lear	Section 6.3A. 6.3J
Robert Lechner	Section 6.3A. 6.3J
Christie Leppert	Section 6.3A. 6.3J
Donna McClain	Section 6.3A. 6.3J
Linda Mendillo	Section 6.3A. 6.3J
Michele R. O’Donnell	Section 6.3A. 6.3J
Scott Rearden	Section 6.3A. 6.3J
Janet Ricardo	Section 6.3A. 6.3J
Keith Schuhle	Section 6.3A. 6.3J
Paula Starr	Section 6.3A. 6.3J
Michele J. Thompson	Section 6.3A. 6.3J
Jason Simmons	Section 6.3A. 6.3J
Jill Wiesner

Joseph M. Velli
Senior Executive Vice President

EXHIBIT 5

SIGNING AUTHORITIES
Extracts from By-Laws
of
THE BANK OF NEW YORK
ARTICLE VI
As amended through July 11, 2000

SECTION 6.1 Real Property

Real property owned by the Bank in its own right shall not be deeded, conveyed, mortgaged, assigned or transferred except when duly authorized by a resolution of the Board. The Board may from time-to-time authorize officers to deed, convey, mortgage, assign or transfer real property owned by the Bank in its own right with such maximum values as the Board may fix in its authorizing resolution.

SECTION 6.2 Senior Signing Powers

Subject to the exception provided in Section 6.1, the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President or any Managing Director is authorized to accept, endorse, execute or sign any document, instrument or paper in the name of, or on behalf of, the Bank in all transactions arising out of, or in connection with, the normal course of the Bank’s business or in any fiduciary, representative or agency capacity and, when required, to affix the seal of the Bank thereto. In such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer to have the powers set forth in this section applicable only to the performance or discharge of the duties of such officer within his or her particular division or function. Any officer of the Bank authorized in or pursuant to Section 6.3 to have any of the powers set forth therein, other than the officer signing pursuant to this Section 6.2, is authorized to attest to the seal of the Bank on any documents requiring such seal.

SECTION 6.3 Limited Signing Powers

Subject to the exception provided in Section 6.1, in such finances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President, or any Executive Vice President, may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer, employee or individual to have the limited signing powers or limited power to affix the seal of the Bank to specified classes of documents set forth in a resolution of the Board applicable only to the performance or discharge of the duties of such officer, employee or individual within his or her division or function.

SECTION 6.4 Powers of Attorney

All powers of attorney on behalf of the Bank shall be executed by any officer of the Bank jointly with the Chairman of the Board, the President, any Vice Chairman, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President or any Managing Director. Any such power of attorney may, however, be executed by any officer or officers or person or persons who may be specifically authorized to execute the same by the Board of Directors and, at foreign branches only, by any two officers provided one of such officers is the Branch Manager.

SECTION 6.5 Auditor

The Auditor or any officer designated by the Auditor is authorized to certify in the name of, or on behalf of the Bank, in its own right or in a fiduciary or representative capacity, as to the accuracy and completeness of any account, schedule of assets, or other document, instrument or paper requiring such certification.

FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
ADDENDUM TO LENDING INSTITUTION PARTICIPATION AGREEMENT

INDEMNIFICATION AGREEMENT

The *(see below) , hereinafter referred to as the “Lender”, and the Florida Department of education, hereinafter referred to as the Department, agree the Lending Institution Participation Agreement between the Lender and the Department is amended as follows:

1.	When a document to be included in a claim package submitted by the Lender to the Department is lost or destroyed, the Lender agrees to submit in the claim package, in lieu of the required document, the substituted documentation prescribed below:

a.	Borrower’s Application. An affidavit describing the circumstances that resulted in the loss or destruction of the borrower’s application.

b.	Original promissory note signed by the borrower. A certified copy of the original promissory note signed by the borrower and an affidavit describing the circumstances that resulted in the loss or destruction of the original promissory note. If neither the original nor a certified copy of the original promissory note signed by the borrower can be provided, the Lender shall also include in the claim package, in addition to the affidavit, copies of the front and back of the loan disbursement check(s).

c.	Copy of the Notice of Loan Guarantee or Notice of Loss Statement and Disclosure Statement. An affidavit describing the circumstances that resulted in the loss or destruction of the Notice of Loan Guarantee or Notice of Loan and Guarantee and Disclosure Statement.

d.	Copy of Repayment Schedule and Disclosure Statement. A record, in a format approved by the Department, of the repayment terms as they were disclosed to the borrower.

e.	Copy of a deferment form. A record of the deferment granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the deferment form.

f.	Copy of the borrower signed forbearance form. A record of the forbearance granted, in a format approved by the Department and an affidavit describing the circumstances that resulted in the loss or destruction of the forbearance form.

* The Bank of New York, solely in its capacity as eligible lender trustee (Lender #833872) for Student Loan Consolidation Center Student Loan Trust – I (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust.

2.	The Lender, its successors and assignees shall hold the Department harmless from any losses directly resulting from claims paid pursuant to paragraph one (1) of this agreement where the underlying loan is declared invalid by a court of law or not reinsured by the United States Department of Education because of the lack of the required document.

3.	For circumstances to which paragraph two (2) may apply, the Department will notify the Lender in writing and permit the Lender to enter an appearance or take the appropriate action to establish the validity of the debt. Upon receiving such notice the Lender will have ten days to enter an appearance or take other action. In event the Lender does not respond to the notice within ten days, the Department shall presume that the Lender does not intend to enter an appearance and shall be entitled to indemnification as provided in paragraph two (2).

4.	The Lender agrees that the affidavit submitted in lieu of a required document pursuant to paragraph one (1) of this agreement shall be substantially similar to Attachment A. The affidavit shall be signed by an authorized official of the Lender or its agent.

5.	Provided the Lender complies with the provisions of paragraphs one (1) through four (4) of this agreement, the Department agrees to waive the requirement specified in 6A-10.109 of the Florida Administrative Code for each document that the Lender cannot submit.

6.	This waiver is limited to situations where the Lender affirms by affidavit that a diligent search has been made to locate the document(s) and that if the Lender subsequently finds the document, it will be promptly forwarded to the Department.

7.	The Lender and the Department agree that this waiver will not be applicable in situations where the Department determines that the loss or destruction of the required document is the result of negligence by the Lender or a failure of the Lender to perform reasonable diligence in maintaining the required document.

8.	This agreement may be terminated by the Lender by providing written notice to the Department thirty (30) days in advance of the termination date. The termination of this agreement by the Lender shall not affect claims paid pursuant to paragraph one (1) of the agreement prior to such termination. This agreement may be terminated by the Department by providing a written notice to the Lender that specifies the effective date of the termination. The termination of this agreement by the Department shall not affect claims paid pursuant to paragraph one (1) of this agreement prior to the date the Department issues such a termination notice.

     For the Lender

     As an officer of this institution, I agree that this institution and its representatives will comply with the conditions specified in this agreement.

     The Bank of New York as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust - I.

/s/ Tricia Heintz	2/15/02

Signature of Official	Date

Agent

Typed Name of Official

     For the Department

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training and Compliance
Office of Student Financial Assistance
Florida Department of Education

Attachment A

AFFIDAVIT OF LOST OR DESTROYED DOCUMENTS

LENDER	LENDER CODE
BORROWER	SOC. SEC. NO.

I hereby represent and certify that the document(s) indicated below that is/are required by the Florida Department of Education to be included in a claim submitted to the Department pursuant to Rule 6A-20.109 of the Florida Administration Code has/have been lost or destroyed in the circumstances described below:

CIRCUMSTANCES OF LOSS OR DESTRUCTION:

	MISSING DOCUMENT(S):	LOAN NUMBER(S):

___	Copy of borrower’s application

___	Notice of Guarantee and Disclosure Statement(Notice of Guarantee/ Insurance Commitment Card)

___	Original Promissory Note

__________	Deferment form for a ______________________ deferment granted to defer interest from __/__/__ to __/__/__ and monthly payments from __/__/__ to __/__/__. A total of $________________ in accrued interest has been capitalized. I hereby certify that the borrower did in fact request this deferment and that this deferment was granted in compliance with all applicable provisions of the Higher Education Act of 1965, as amended and the Code of Federal Regulations.

________	Forbearance form for forbearance granted to forbear interest from __/__/__ to __/__/__ and monthly payments from __/__/__ to __/__/__. A total of $________________ in accrued interest was capitalized. I hereby certify that the borrower did in fact sign a forbearance form agreeing to the terms of this forbearance and that this forbearance was granted in compliance with all applicable provisions of the Higher Education Act of 1965, as amended and the Code of Federal Regulations.

I hereby certify that a diligent search has been made to locate the missing document(s), identified above, and that its/their loss or destruction is not a result of this institution’s negligence or its failure to perform reasonable diligence in maintaining the document(s). If the document(s) is/are subsequently found, it/they will be forwarded to you.

Name of Authorized Official		Title of Official

Signature of Authorized Official		Date

FLORIDA DEPARTMENT OF EDUCATION
OFFICE OF STUDENT FINANCIAL ASSISTANCE

LENDER OF LAST RESORT AGREEMENT

This agreement is set forth for lenders serving as a “Lender of Last Resort” in the Florida Stafford Loan Program.

Section A. The Parties

The parties to this agreement are the Bureau of Student Financial Assistance, Florida Department of Education, hereinafter referred to as the Department Florida Education Center, Tallahassee, Florida 32399 and *(see below) , hereinafter called the Lender.

Section B. Term

The effective date of this agreement shall be                                          and shall remain unless terminated by either party upon ninety days written notice sent by certified United States mail, return receipt required.

Section C. Purpose and Provisions

The Department shall designate the Lender as the “Lender of Last Resort” pursuant to the Higher Education Act of 1965 (the “Act”) (Public Law 99.498, Sec. 428(j)).

The Lender agrees to make Florida Stafford Loans to students who:

a.	Are attending educational institutions participating in the Florida Guaranteed Student Loan Program; and

b.	Qualify for federal interest subsidies for loans in an amount for not less than $200 nor an amount which exceeds the annual federal limit or the need of the borrower, as determined by the educational institution that the borrower is attending; and

c.	Are otherwise unable to obtain a loan from two other lenders participating in the Florida Stafford Loan Program and have been referred to the Lender by the Department.

In witness whereof, the parties hereto have signed this agreement on the days set forth below. * (see below)

Florida Department of Education
Office of Student Financial Assistance
Lender Name
/s/ Tricia Heintz	/s/ Judith W. Branch

Signature of Authorized Official	Signature of Department of Official
TRICIA HEINTZ	Judith W. Branch, Director

Typed Name of Authorized Official	Office of Policy, Training and Compliance
AGENT	Director

Title of Official	Title of Official
2/15/02	3/8/02

Date	Date
833872

Lender Code Number

* The Bank of New York, solely in its capacity as eligible lender trustee (Lender #833872) for Student Loan Consolidation Center Student Loan Trust - I (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust.

FLORIDA FEDERAL FAMILY EDUCATION LOAN PROGRAM
LENDER PARTICIPATION AGREEMENT

FEDERAL CONSOLIDATION LOANS

WHEREAS, The Bank of New York, solely in its capacity as eligible lender trustee (Lender #833872) for Student Loan Consolidation Center Student Loan Trust - I (“Lender”) and without recourse to assets held by the eligible lender trustee other than those in trust, hereinafter referred to as the “Lender,” wishes to participate in a program of Federal Consolidation Loans for eligible borrowers under Title IV, Part B, of the Higher Education Act of 1965, as amended, and

WHEREAS, the Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the “Department,” having found that the eligible lender qualifies under the provisions of such Act and State Board of Education Rules.

THEREFORE, it is agreed by the Department and the Lender as follows:

(1)	The Lender is currently an eligible lender and/or holder with the United States Department of Education for Federal Stafford Loans (formerly called Guaranteed Student Loans) and/or Federal PLUS loans, and Federal Supplemental Loans for Students.

(2)	Within such limits as may be set by it, the Department shall insure all Federal Consolidation Loans made by the eligible lender which are eligible for such reinsurance under such Acts and Regulations issued thereunder, which Acts and Regulations, as they may from time to time be amended, are made a part of this agreement.

(3)	An eligible lender must verify that an eligible borrower has no other application pending for a Federal Consolidation Loan and the lender must hold at least one of a borrower’s eligible loans for consolidation, or obtain a certificate that the borrower has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holder(s) of his/her outstanding loans selected for consolidation. At least one loan to be consolidated must be a loan guaranteed by the Department.

(4)	The Lender must meet the applicable guidelines set forth in the Higher Education Act of 1965, as amended.

(5)	The proceeds of the Federal Consolidation Loan will be paid by the eligible lender to the holder(s) of the loans selected for consolidation to discharge the liability of such loans.

(6)	The Lender agrees to follow such other published terms and conditions as the Secretary of Education and the Department specifically require to carry out the Federal Consolidation Loan Program.

(7)	If the eligible lender no longer intends to make Federal Consolidation Loans under this agreement, the agreement shall be terminated sixty (60) days after receipt of the request. This agreement may also be terminated by the Department in a manner provided by law. The termination of this agreement shall not affect the coverage of loans under guarantee issued prior to such termination.

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.

/s/ Judith Branch	3/8/02

Judith W. Branch, Director	Date
Policy, Training and Compliance
Florida Department of Education
Office of Student Financial Assistance

The above agreement accepted this 8th day of March, 2002.

Exact Corporate Title:

Name	The Bank of New York as eligible lender trustee for Student Loan
Consolidation Center Student Loan Trust - I

Address:	10161 Centurion Parkway
Jacksonville, FL 32256

Federal El No.	13-5160382

DE Federal Vender No. (Lender Code)       833872

Name and Title of Officer	Tricia Heintz, Agent

Signature of Officer	Tricia Heintz

CERTIFICATE OF COMPREHENSIVE INSURANCE

For Federal Consolidation Loans made in accordance with Title IV,
Part B of the Higher Education Act of 1965, as amended

The Florida Department of Education, Office of Student Financial Assistance, hereinafter referred to as the “Department”, authorizes that all consolidation loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, is amended, by *(see below) hereinafter referred to as the “Lender,” are fully insured against loss of principal and interest by the Department provided:

1.	The lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

(a)	the loan is a legal, valid, and binding obligation of the borrower;

(b)	each such loan was made and serviced in compliance with applicable laws including federal regulations and State Board Rule; and

(c)	the insurance on each Part B loan is in full force and effect.

2.	That the consolidation loan(s) will be made on or after but no later than provided for in the Higher Education Act of 1965, as amended.

3.	That the total unpaid principal amount of all consolidation loans made under this certificate is equal to or not to exceed .

4.	That this certificate will be updated and renewed as determined by the lender.

5.	That the lender will meet reporting requirements established by the Department in a timely manner.

6.	That the lender structures a repayment schedule with the eligible borrower pursuant to the requirements stated in the Higher Education Act of 1965, as amended regarding Federal Consolidation Loans.

7.	That, if the lender, prior to the expiration of this certificate no longer wishes to make Federal Consolidation Loans, the lender will so notify the Department in order that the certificate may be terminated. Such termination shall not affect the insurance on any Federal Consolidation loan made prior to such termination.

*The Bank of New York, solely in its capacity as eligible lender trustee (Lender #83382) for Student Loan Consolidation Center Student Loan Trust — I (“Lender”) and without recourse to assets held by the eligible lender trustee other than those held in trust.

8.	The lender’s Federal Consolidation Loan Program practices are subject to the Department’s Federal Family Education Loan Program lender Participation, Limitation, Suspension or Termination procedures. The insurance on any Federal Consolidation loan(s) made under this certificate prior to the Department’s imposition of a limitation, suspension or termination action shall not be affected by such action.

The Florida Department of Education, Office of Student Financial Assistance, is designated as the offices which will process claims and perform other related administrative functions.

IN WITNESS THEREOF, The Florida Department of Education, Office of Student Financial Assistance has executed this agreement in Tallahassee, Florida.

/s/ Judith Branch	3/8/02

Judith W. Branch, Director Policy, Training and Compliance Office of Student Financial Assistance Florida Department of Education	Date

The above agreement accepted this 8th day of March 2002.

Exact Corporate Title:

Name	The Bank of New York as eligible lender trustee for Student Loan Consolidation Center Student Loan Trust — I

Address:	10161 Centurion Parkway
Jacksonville, FL 32256

Federal El No.	13-5160382

DE Federal Vender No. (Lender Code)	833872

Name and Title of Officer	Tricia Heintz, Agent

Signature of Officer	Tricia Heintz

FLORIDA BUREAU OF STUDENT FINANCIAL ASSISTANCE
LENDING INSTITUTION DEMOGRAPHIC DATA SHEET

NAME OF LENDING INSTITUTION	USDE LENDER CODE

The Bank of New York as eligible lender	833872
trustee for Student Loan Consolidation
Center Student Loan
Trust – 1
IRS EMPLOYEE ID NUMBER

13-5160382

LENDER ADDRESS	INSTITUTION TYPE

10161 Centurion Parkway	1. Florida Bank
2. Florida Savings and Loan
Jacksonville, FL 32256	3. Florida Credit Union
4. Out of State Commercial
5. School Lender
Lender E-Mail	6. Secondary Market
7. Other
BNY STUDENT LOAN@BANK OF NY.COM	8. Servicer

CEO INFORMATION		LOAN PROGRAM CONTACT

Name:	TOZOY KILPATRICK	Name:

Title:	DEPUTY DIRECTOR	Title:

Telephone:	904/645-1960	Telephone:

Fax:	901/645-1931	Fax:

E-Mail		E-Mail

SERVICE		SERVICE CONTACT

Name:	INTUITION/NALNET	Name:

Servicer Code:		Title:

Title:		Telephone:

Telephone:		Fax:

Fax:		E-Mail

E-Mail

LOAN TYPES OFFERED

☒ STAFFORD SUBSIDIZED	☒ STAFFORD UNSUBSIDIZED
☒ PLUS	☒ CONSOLIDATION

IMPORTANT:	Please indicate the name AND address you wish to appear on address labels for all labels for ALL mailouts to your institution or servicer.

Name:	TRICIA HEINTZ

Address:	10161 CENTURION PARKWAY

JACKSONVILLE, FL 32256

LENDER DEMOGRAPHIC SHEET
PAGE TWO

INSIDE CONTACT	RECORD MAINTENANCE CONTACT

Name:	Name:
Title:	Title:
Telephone:	Telephone:
Fax:	Fax:
E-Mail	E-Mail

RECORD MAINTENANCE
PAYMENT POSTING CONTACT	CLAIMS/PRECLAIMS

Name:	Name:
Title:	Title:
Telephone:	Telephone:
Fax:	Fax:
E-Mail	E-Mail

BORROWER’S CLAIM/PRECLAIM
INFORMATION CONTACT	SYSTEMS CONTACT

Name:	Name:
Title:	Title:
Telephone:	Telephone:
Fax:	Fax:
E-Mail	E-Mail

AUTOMATED METHOD TO TRANSMIT	REPORT METHOD PREFERRED
LOAN INFORMATION	FOR REJECTED APPLICATIONS
TAPE (BATCH)	ON-LINE
ELECTRONIC	PAPER
TRANSMISSION (BATCH)

DO YOU WISH TO PARTICIPATE IN	PLEASE INDICATE WHETHER YOU WOULD LIKE
THE ACCELERATED APPLICATION PROCESS	THIS INFORMATION TO BE INCLUDED ON OUR
PREAPPROVED LENDER)	LOAN ORIGINATIONS DOCUMENT
This document is mailed to our participating schools to
inform them about our participating originating lenders.

YES	YES
NO	NO
IF YOU WISH TO BE INCLUDED ON OUR LOAN ORIGINATORS
DOCUMENT PLEASE GIVE ADDRESS/PHONE TO BE PUBLISHED

Name Address
Customer Service/
Telephone:
E-Mail:

Form Submitted by:	Date: